BANCORPSOUTH, INC. KBW Winter Financial Services Symposium February 11-12, 2016 Exhibit 99.1

Forward Looking Information Certain statements contained in this this presentation and the accompanying slides may not be based upon historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “foresee,” “hope,” “intend,” “may,” “might,” “plan,” “will,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the terms, timing and closings of the proposed mergers with Ouachita Bancshares Corp. and Central Community Corporation, the Company’s ability to operate its regulatory compliance programs consistent with federal, state ,and local laws, including its BSA/AML compliance program, the terms, timing and outcome of the settlement discussions in connection with the joint investigation by the Consumer Financial Protection Bureau (the “CFPB”) and the United States Department of Justice (“DOJ”) of the Company’s fair lending practices, the acceptance by customers of Ouachita Bancshares Corp. and Central Community Corporation of the Company’s products and services if the proposed mergers close, the outcome of any instituted, pending or threatened material litigation, amortization expense for intangible assets, goodwill impairments, loan impairment, utilization of appraisals and inspections for real estate loans, maturity, renewal or extension of construction, acquisition and development loans, net interest revenue, fair value determinations, the amount of the Company’s non-performing loans and leases, additions to Other Real Estate Owned (“OREO”), credit quality, credit losses, liquidity, off-balance sheet commitments and arrangements, valuation of mortgage servicing rights, allowance and provision for credit losses, continued weakness in the economic environment, early identification and resolution of credit issues, utilization of non-GAAP financial measures, the ability of the Company to collect all amounts due according to the contractual terms of loan agreements, the Company’s reserve for losses from representation and warranty obligations, the Company’s foreclosure process related to mortgage loans, the resolution of non-performing loans that are collaterally dependent, real estate values, fully-indexed interest rates, interest rate risk, interest rate sensitivity, calculation of economic value of equity, impaired loan charge-offs, troubled debt restructurings, diversification of the Company’s revenue stream, liquidity needs and strategies, sources of funding, net interest margin, declaration and payment of dividends, cost saving initiatives, improvement in the Company’s efficiencies, operating expense trends, future acquisitions and consideration to be used therefore and the impact of certain claims and ongoing, pending or threatened litigation, administrative and investigatory matters.   The Company cautions readers not to place undue reliance on the forward-looking statements contained in this this presentation and the accompanying slides, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors may include, but are not limited to, the Company’s ability to operate its regulatory compliance programs consistent with federal, state ,and local laws, including its BSA/AML compliance program, when and whether the joint investigation by the CFPB and the DOJ of the Company’s fair lending practices is resolved by settlement and, if so, on what terms, the ability of the Company, Ouachita Bancshares Corp. and Central Community Corporation to obtain regulatory approval of and close the proposed mergers, the potential impact upon the Company of the delay in the closings of these proposed mergers, the impact of any ongoing, pending or threatened litigation, administrative and investigatory matters involving the Company, conditions in the financial markets and economic conditions generally, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s OREO, limitations on the Company’s ability to declare and pay dividends, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd-Frank Act, and supervision of the Company’s operations, the short-term and long-term impact of changes to banking capital standards on the Company’s regulatory capital and liquidity, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic and environmental conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of the loss of any key Company personnel, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, the Company’s ability to adapt its products and services to evolving industry standards and consumer preferences, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third-party vendors to perform, unfavorable ratings by rating agencies, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, other factors generally understood to affect the assets, business, cash flows, financial condition, liquidity, prospects and/or results of operations of financial services companies and other factors detailed from time to time in the Company’s press and this presentation and the accompanying slides, reports and other filings with the SEC. Forward-looking statements speak only as of the date that they were made, and, except as required by law, the Company does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances that occur after the date of this this presentation and the accompanying slides.

About BancorpSouth, Inc. (NYSE:BXS) Total assets of $13.8 billion Headquartered in Tupelo, MS 241 full service banking locations reaching throughout an 8-state footprint Customer-focused business model with comprehensive line of financial products and banking services for individuals and small to mid-size businesses Strong core capital base consisting of 100% common equity Market capitalization of $1.9 billion Market Capitalization as of January 29, 2016 All Other Data as of December 31, 2015

Community Bank Structure - 8 State Footprint • 241 Full Service Branches • 6 Loan Production Offices • 33 Insurance Locations (27 Stand Alone) • 86 Mortgage Locations (13 Stand Alone) • 18 Wealth Management Locations

Wide Range of Product Offerings COMMUNITY BANK Personal Banking Business Banking Deposit Offerings Consumer Lending Home Equity Lending Mobile/Online Banking Credit Cards Business Loans Full Range of Deposit Products Treasury Management Merchant Services Payroll and HR Management Mortgage Insurance Trust and Wealth Management Equipment Finance and Leasing 140 Originators in 86 Locations $1.4 Billion in Production YTD in 2015 175 Licensed Producers in 33 Locations Commercial, P&C and Life Insurance $7 Billion Total Assets Under Management 18 Locations Territory Managers Covering 14 States Portfolio Balance of $500+ Million

Percentages and amounts based on data for the year ended December 31, 2015 *Excludes negative MSR valuation adjustment of $1.2 million Diversified Revenue Stream Total Noninterest Revenue of $279.1M* Total Revenue of $714.8M* Approximately 40% of Total Revenue is Derived from Noninterest Sources

Q4 Highlights Net operating income of $31.4 million, or $0.33 per diluted share* Incurred a charge of $16.5 million related to the settlement of the 2010 class action lawsuit for $24 million related to overdraft fees Net income of $21.2 million, or $0.22 per diluted share Generated net loan growth of $153.2 million, or 5.9% annualized and deposit growth of $189.2 million, or 6.7% annualized Net interest margin remained stable at 3.58 percent Continued stable credit quality resulted in no recorded provision for credit losses for the quarter Financial Information As of and for the Three Months Ended December 31, 2015 *Reconciliation for non-GAAP measure included on Slide 14

Diluted EPS - Operating Growth in Operating Earnings Per Share* *Reconciliation for non-GAAP measure included on Slide 14

Dollars in Millions Loan Growth Fiscal Year Quarter Ended 3-Year Compound Annual Growth Rate of 6.3%

Compensation & Headcount FTE Continue to add revenue producers as opportunities present themselves Headcount is down meaningfully over the last 4 years despite the addition of over 100 revenue producers Held compensation expense relatively flat over the past 4 years, excluding incremental pension expense of $7 million in 2015 as a result of assumption updates Dollars in Millions

Noninterest Expense - Operating Operating Expenses Stable While Producing Revenue Growth Dollars in Millions *Reconciliation for non-GAAP measure included on Slide 14

CFPB Investigation Timeline July 2014 – Announced Consumer Financial Protection Bureau (“CFPB”) investigation of the Company’s fair lending practices in conjunction with the extension of two merger agreements November 2014 – Announced U.S. Department of Justice (“DOJ”) started a related investigation and requested same documentation and information provided to CFPB December 2014 – Received notification that CFPB was considering whether to recommend public enforcement action and referral to the DOJ for alleged violations of Equal Credit Opportunity Act of 1974 February 2015 – Submitted a response to the CFPB’s December 2014 notification January 2016 – Announced settlement discussions underway with the CFPB and the U.S. Department of Justice

Highlights Current Focus Summary Continue to grow – loans, deposits, and fee revenue sources Challenge expenses and continue to improve efficiency Work towards resolution of CFPB investigation Monitor oil and gas exposure - $86 million outstanding Continued profitability improvement Meaningful net loan growth and stable net interest margin Improvement in operating efficiency As of December 31, 2015

Non-GAAP Reconciliation All amounts in thousands except per share amounts

*Reference to BancorpSouth’s website does not constitute incorporation by reference of the information contained on the website and is not, and should not, be deemed part of this presentation BancorpSouth’s common stock is listed on the New York Stock Exchange under the symbol BXS. Additional information can be found at www.bancorpsouth.com.* Investor Inquiries: Will Fisackerly Director of Corporate Finance BancorpSouth, Inc. 662-680-2475 will.fisackerly@bxs.com